SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 4, 2011
NYTEX ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	53915	84-1080045

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)
12222 Merit Drive, Suite 1850
Dallas, Texas 75251
(Address of principal executive office)
972-770-4700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 3, 2011, NYTEX FDF Acquisition, Inc. (“Acquisition Inc.), New Francis Oaks, LLC, formerly Francis Oaks, LLC (“New Francis”), and Francis Drilling Fluids, Ltd., (“FDF”, and together with Acquisitions Inc. and New Francis, individually, each a “Borrower” and collectively, jointly and severally, the “Borrowers”), each a subsidiary of NYTEX Energy Holdings, Inc. (“NYTEX”, “Parent”, or the “Company”), entered into a First Amendment to Revolving Credit, Term Loan and Security Agreement and Limited Waiver (“First Amendment”) with PNC Bank, a National Association, as lender and as agent (“PNC”). The effective date of the Amendment and Waiver is November 1, 2011 (“First Amendment Effective Date”).
     The First Amendment amends the Borrowers’ existing Revolving Credit, Term Loan and Security Agreement (“Senior Facility”) with PNC. Pursuant to the First Amendment, PNC waived each of the existing events of default under the Senior Facility, including the breach of the fixed charge coverage ratio and the breach of the reporting requirement covenant, as previously reported on our Form 10-K for the fiscal year ended December 31, 2010. The First Amendment also amended the Senior Facility, to, among other things:
•	Require the Borrowers to obtain third-party financing for certain unencumbered real property of FDF no later than 180 days following the First Amendment Effective Date;

•	Modify the calculation of the fixed charge coverage ratio covenant;

•	Set monthly limitations on capital expenditures;

•	Modify the limitations on distributions;

•	Modify the limitations on certain indebtedness;

•	Modify the limitations on certain transactions with affiliates and

•	Modify the timing and amount of any early termination fee.
     In the First Amendment, the Borrowers and PNC also agreed to mutual releases from and to each other, and their related parties, relating to facts existing on or before the First Amendment Effective Date that relate to the Senior Facility, related documents, and the relations among the parties.
     The foregoing summary of the First Amendment does not purport to be complete and is qualified in its entirety by the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
Exhibit 10.1	First Amendment to Revolving Credit, Term Loan and Security Agreement and Limited Waiver dated November 1, 2011, by and among NYTEX FDF Acquisition, Inc., New Francis Oaks, LLC, Francis Drilling Fluids, Ltd., and PNC Bank, NA

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2011	NYTEX ENERGY HOLDINGS, INC.

/s/ Kenneth K. Conte
Kenneth K. Conte,
Executive Vice President and CFO